                                                                    Exhibit 99.3

The following unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations for future periods or the financial position or results of operations that actually would have been realized had Documentum and eRoom been a combined company during the specified periods. The unaudited pro forma condensed combined financial statements, including the related notes, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements and related notes of Documentum, included in its Form 10-K and Form 10-Q filed with the Securities and Exchange Commission on March 29, 2002 (as amended on August 29, 2002) and November 14, 2002, respectively, and the historical consolidated financial statements and related notes of eRoom, included elsewhere in this Form 8-K/A.

The following unaudited pro forma condensed combined financial statements give effect to the merger between Documentum and eRoom using the purchase method of accounting. The unaudited pro forma condensed combined financial statements are based on the respective historical financial statements of Documentum and eRoom. The unaudited pro forma condensed combined financial information has been prepared on the basis of assumptions described in the notes to the unaudited pro forma condensed combined financial statements. In the opinion of management, all adjustments necessary to present fairly this unaudited pro forma condensed combined financial information have been made.

The unaudited pro forma condensed combined balance sheet as of September 30, 2002 assumes the merger took place on September 30, 2002. The unaudited pro forma condensed combined statements of operations for the nine months ended and year ended September 30, 2002 and December 31, 2001, respectively, include the results of both Documentum's and eRoom's operations assuming the merger took place on January 1, 2002 and 2001, respectively. The unaudited pro forma condensed combined statements of operations do not include the estimated effect of the approximately $4,700,000 of a nonrecurring charge for the write off of acquired in-process research and development.

                                DOCUMENTUM, INC.
                        PRO FORMA COMBINED BALANCE SHEET
                                 (IN THOUSANDS)
                                   UNAUDITED

                                                                         SEPTEMBER 30, 2002
                                                         ----------------------------------------------------
                                                                HISTORICAL                  PRO FORMA
                                                         -----------------------   --------------------------
                                                         DOCUMENTUM       eROOM     ADJUSTMENTS      COMBINED
                                                         ----------      -------   ------------      --------
ASSETS

CURRENT ASSETS:
Cash and cash equivalents                                    76,244      16,380     (12,605)(a)        80,019
Short-term investments                                       97,792          --          --            97,792
Accounts receivable, net                                     43,728       5,743          --            49,471
Other current assets                                         26,904          --          --            26,904
                                                            -------      ------      ------           -------
TOTAL CURRENT ASSETS                                        244,668      22,123     (12,605)          254,186

Property and equipment, net                                  25,642       1,209        (439)(c)        26,412
Long-term investments                                        60,151          --          --            60,151
Intangible assets, net                                        2,369          --      22,450 (a)        24,819
Goodwill                                                      8,317          --      78,219 (a)        86,536
Other assets                                                 11,870         129          --            11,999
                                                            -------      ------      ------           -------
                                                            353,017      23,461      87,625           464,103
                                                            =======      ======      ======           =======



LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable                                              3,855         309          --             4,164
Accrued liabilities                                          41,330       4,313       6,940 (c)        52,583
Deferred Revenue                                             29,849      19,977     (15,302)(c)        34,524
Current portion of long-term debt                                --         343          --               343
Current portion of capital lease obligation                      47          --          --                47
                                                            -------      ------      ------           -------
TOTAL CURRENT LIABILITIES                                    75,081      24,942      (8,362)           91,661

Long-term debt                                              125,000         262          --           125,262
Other long-term liabilities                                     661          --          --               661
Total stockholders' (deficit) equity                        152,275      (1,743)     95,987 (a)       246,519
                                                            -------      ------      ------           -------
                                                            353,017      23,461      87,625           464,103
                                                            =======      ======      ======           =======

                                DOCUMENTUM, INC.
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                    UNAUDITED

                                                                           NINE MONTHS ENDED SEPTEMBER 30, 2002
                                                               ----------------------------------------------------------
                                                                     HISTORICAL                      PRO FORMA
                                                               ---------------------        -----------------------------
                                                               DOCUMENTUM      eROOM        ADJUSTMENTS          COMBINED
                                                               ----------      ------       -----------          --------
Revenue                                                           160,897      26,628              --             187,525
Cost of Revenue                                                    43,406       4,957              --              48,363
                                                                  -------      ------          ------             -------
  GROSS MARGIN                                                    117,491      21,671              --             139,162
                                                                  -------      ------          ------             -------
Operating expenses:
  Sales and marketing                                              70,384      14,785              --              85,169
  Research and development                                         27,688       5,297              --              32,985
  General and administrative                                       18,727       1,442           7,894 (b),(c)      28,063
  Restructuring costs                                               1,043          --              --               1,043
  Employee stock-based compensation expense                            --       2,836              --               2,836
                                                                  -------      ------          ------             -------
    Total operating expenses                                      117,842      24,360           7,894             150,096
                                                                  -------      ------          ------             -------

LOSS FROM OPERATIONS                                                 (351)     (2,689)         (7,894)            (10,934)

Interest and other income, net                                        125         132              --                 257
Provision for (benefit from) income taxes                             (68)         --              84 (d)              16
                                                                  -------      ------          ------             -------
NET LOSS                                                             (158)     (2,557)         (7,977)            (10,692)
                                                                  =======      ======          ======             =======
Basic and diluted net loss per share                                   --                                           (0.23)
Shares used in computing basic and diluted net loss
per share                                                          39,527                       7,773 (a)          47,300
                                                                  =======                      ======             =======

                                DOCUMENTUM, INC.
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                    UNAUDITED

                                                                        TWELVE MONTHS ENDED DECEMBER 31, 2001
                                                               ----------------------------------------------------------
                                                                     HISTORICAL                      PRO FORMA
                                                               ---------------------        -----------------------------
                                                               DOCUMENTUM       eROOM       ADJUSTMENTS          COMBINED
                                                               ----------       ------      -----------          --------
Revenue                                                           185,712       29,539             --             215,251
Cost of Revenue                                                    56,080        6,604             --              62,684
                                                                  -------       ------        -------             -------
  GROSS MARGIN                                                    129,632       22,935             --             152,567
                                                                  -------       ------        -------             -------
Operating expenses:
  Sales and marketing                                             100,564       21,556             --             122,120
  Research and development                                         34,720        7,164             --              41,884
  General and administrative                                       25,158        2,273         10,491 (b),(c)      37,922
  Restructuring costs                                               6,271           --             --               6,271
  Employee stock-based compensation expense                            --        4,114             --               4,114
                                                                  -------       ------        -------             -------
    Total operating expenses                                      166,713       35,107         10,491             212,311
                                                                  -------       ------        -------             -------

LOSS FROM OPERATIONS                                              (37,081)     (12,172)       (10,491)            (59,744)

Interest and other income, net                                      3,580          416             --               3,996
Permanent impairment of investment                                 (2,012)          --             --              (2,012)
Provision for (benefit from) income taxes                           2,780           --           (588)(d)           2,192
                                                                  -------       ------        -------             -------
NET LOSS                                                          (38,293)     (11,756)        (9,903)            (59,952)
                                                                  =======       ======        =======             =======
Basic and diluted net loss per common share                         (1.01)                                          (1.31)
                                                                  =======       ======        =======             =======
Shares used in computing basic and diluted net loss
per common share                                                   37,934                       7,773 (a)          45,707
                                                                  =======                     =======             =======

                                DOCUMENTUM, INC.
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS


NOTE 1. BASIS OF PRESENTATION

The unaudited pro forma condensed combined financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles (GAAP) have been condensed or omitted pursuant to such rules and regulations. However the Company believes that the disclosures are adequate to make the information presented not misleading.


NOTE 2.  PURCHASE PRICE ALLOCATION

In accordance with Statement of Financial Accounting Standards (SFAS) No. 141, the merger is accounted for as a purchase of eRoom by Documentum. The purchase price has been allocated based upon the fair value of the assets acquired and liabilities assumed. The following table summarizes the components of the total purchase price and the estimated purchase price allocation (in thousands, except per share and option amounts):


  Cash....................................................................... $12,605
  Fair value of Documentum common stock (7,772,708 shares)...................  90,816
  Fair value of stock options assumed (1,605,108 options assumed)............   8,127
  Transaction costs..........................................................   6,940

           Total purchase price.............................................. 118,488

  Book value of net tangible assets at 9/30/02............................... $23,022
  Book value of net liabilities at 9/30/02...................................  (9,903)
  Estimated acquired intangibles.............................................  22,450
  Write off of in-process research and development*..........................   4,700
  Goodwill...................................................................  78,219

           Net assets acquired............................................... 118,488

* In-process research and development of $4,700,000 was expensed in the period in which the acquisition was consummated. Accordingly the in-process research and development is reflected in the pro forma condensed combined balance sheet as an addition to accumulated deficit. The pro forma condensed combined statements of operations do not include the in-process research and development of $4,700,000 as it is considered a non-recurring charge.


NOTE 3. PRO FORMA ADJUSTMENTS

The following adjustments have been reflected in the unaudited pro forma condensed combined financial statements:

(a) To record cash consideration, common stock issued, options issued, and record the allocation of purchase price to intangible assets arising from the transaction. Common stock and options issued are based on the number of shares issued and options assumed in the actual transaction which closed on December 10, 2002

(b) Adjustment to record the amortization of identifiable intangible assets, excluding goodwill and intangible assets with indefinite lives, resulting from the allocation of purchase price. The pro forma adjustment assumes that the identifiable intangibles will be amortized on a straight-line basis over the following estimated lives:

              Core Developed Technology........................ 2 years
              Maintenance Contracts............................ 2 years
              License Contracts................................ 3 years
              Subscription Contracts........................... 1 year
              Executor Contracts............................... 2 years
              OEM Contracts.................................... 3 years

(c) To adjust assets acquired and liabilities assumed from eRoom to fair value.

(d) To apply Documentum's statutory tax rate to the results of eRoom's operations.